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                               ASSET PURCHASE AGREEMENT
          THIS  AGREEMENT  is  made  effective  this  10th  day  of April, 2002.


BETWEEN:

          SALIM S. RANA INVESTMENTS CORP., a Nevada corporation with an Office located at 4440 East Washington Avenue, Las Vegas, Clark County, Nevada;

          (the  "Vendor")

                                                  OF  THE  FIRST  PART

AND:

          WHISTLER INVESTMENTS, INC., a Nevada corporation with an office located at 8805 Fall Green Drive, Las Vegas, Nevada, 89129;

          ("Whistler")

                                                       OF  THE  SECOND  PART

WHEREAS:

A. Subject to a mortgage held by Commercial Federal Bank, the Vendor owns a 100% interest in the real property and all buildings and improvements situated thereon (the "Property"), which Property is known as the Azra Shopping Center located at 4440 East Washington Avenue, Las Vegas, Nevada and is legally described as: Portion of Lot 1, Azra Center, Plat Book 94, Page 42, parcel number 140-29-212-003 as recorded in the Clark County Recorder's Office; and

B. Whistler desires to purchase an undivided 100% interest, subject to the charges described herein, in the Property from the Vendor upon the terms and conditions hereinafter set forth;
          NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and mutual agreements and covenants herein contained, the parties hereby covenant and agree as follows:

1.          VENDOR'S  REPRESENTATIONS

          The Vendor hereby makes the following representations and warranties to Whistler, each of which is true and correct as of the date hereof and each of which shall survive the closing of the transaction described herein:

(a) The Vendor owns an undivided 100% interest in the Property, free and clear of any encumbrances other than the following:

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                                       2

               (i) a mortgage for no more than $3,150,000 as of the date of this agreement held by Commercial Federal Bank 215 South Wadsworth Blvd., Lakewood, Colorado, 80226; and

               (ii) various  lease  agreements  between  the  Vendor and certain lessees of various dates, copies of which the Vendor has provided to Whistler.

(b) The Vendor is a body corporate, duly incorporated and in good standing under the laws of the State of Nevada, and has the full power, authority, right and capacity to own and dispose of the Property, to execute and deliver this Agreement and to complete the transactions contemplated hereby;

(c) The execution of this Agreement will not constitute or result in the breach or default under any other agreement or arrangement to which the Vendor is a party;

(d) The Vendor does not require authorization or consent from any governmental authority or other entity in order to transfer an undivided 100% interest in the Property to Whistler, other than the written consent of the Commercial Federal Bank located in Lakewood, Colorado;

(e) No legal action, judgment or other proceeding is in process, or pending or threatened, against or relating to the Vendor or the Property, and no state of facts exists which could constitute the basis therefor;

(f) The Vendor has obtained all necessary permits related to the Property, all of which were validly issued, are in full force and effect and are in good standing and no notice of breach or default in respect of the terms of any such permit has been received by the Vendor and the is not aware of any matters which could give rise to such notice;

(g) the suites located in the building on the Property are leased by the Vendor on normal business terms from persons with whom the Vendor deals at arm's length;

(h)  the  Property  is  adequately  covered  by  insurance;

(i) the Property has a land area of 2.37 acres with a 31,187 square feet shopping centre erected thereon; and

(j) the Property is subject to an appraisal report dated November 13, 2001 by Gary H. Kent, Inc., Real Estate Appraisers and Consultants that appraises the market value of the Property, in both leased fee and fee simple interest at November 7, 2001 to be $4,765,000.

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2.          WHISTLER'S  REPRESENTATIONS

          Whistler warrants and represents to the Vendor that it is a body corporate, duly incorporated and in good standing under the laws of the State of Nevada with full power and absolute capacity to enter into this Agreement and that the terms of this Agreement have been authorized by all necessary corporate acts and deeds in order to give effect to the terms hereof.

3.          SALE  OF  PROPERTY

          Whistler hereby agrees to purchase from the Vendor and the Vendor hereby agrees to sell to Whistler an undivided 100% right, title and interest in and to the Property, subject to the charges and encumbrances disclosed herein, in consideration of Whistler delivering the following consideration to the Vendor at Closing:

     (a) a promissory note for $600,000 in the form attached hereto as Schedule "A";

     (b) written acknowledgment, in a form acceptable to the Vendor, that Whistler will assume responsibility for all encumbrances and charges on the Property; and

     (c) share certificates representing 40,000,000 shares of restricted common stock in the capital of Whistler at a deemed price of $0.01 each (the "Shares"), which Shares shall be subject to the pooling restrictions described in the Pooling Agreement attached hereto as Schedule "B".

4.          CLOSING

          The sale and purchase of the Property shall be closed at the office of Whistler at 10:00 A.M. (Las Vegas time) on April 15, 2002 or on such other date or at such other place as may be agreed upon by the parties (the "Closing Date").

5.          ACTIONS  BY  THE  PARTIES  PENDING  CLOSING

          From and after the date hereof and until the Closing Date, the Vendor and Whistler covenant and agree that:

     (a) Whistler, and its authorized representatives, shall have full access during normal business hours to all documents of the Vendor relating to the Property and shall have full access to inspect the Property, subject to the rights of the tenants located thereon, and the Vendor shall furnish to Whistler or its authorized representatives all information with respect to the Property as Whistler may reasonably request; and

     (b) The Vendor shall not enter into any contract or commitment to purchase or sell any interest in the Property or any related assets without the prior written consent of Whistler.

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6.          CONDITIONS  PRECEDENT  TO  THE  VENDOR'S  OBLIGATIONS

          Each and every obligation of the Vendor to be performed on the Closing Date shall be subject to the satisfaction by the Closing Date of the following conditions, unless waived in writing by the Vendor:

     (a) The representations and warranties made by Whistler in this Agreement shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made or given by the Closing Date; and

     (d)  Whistler  shall  deliver  to  the  Vendor:

          (i) an executed promissory note in the form attached hereto as Schedule "A";

          (ii) written acknowledgment, in a form acceptable to the Vendor, that Whistler will assume responsibility for all encumbrances and charges on the Property; and

          (iii) written confirmation from Pacific Stock Transfer Company that it has issued share certificates representing the Shares which it holds pursuant to the terms of a pooling agreement attached hereto as Schedule "B"; and

          (iv) a copy of resolutions of Whistler's Board of Directors authorizing the acquisition of the Property, the delivery of the documents described in this subparagraph and the issuance of the Shares.

7.          CONDITIONS  PRECEDENT  TO  WHISTLER'S  OBLIGATIONS

          Each and every obligation of Whistler to be performed on the Closing Date shall be subject to the satisfaction by the Closing Date of the following conditions, unless waived in writing by Whistler:

     (a) The representations and warranties made by the Vendor in this Agreement shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made or given by the Closing Date;

     (b) The Vendor shall have performed and complied with all of its obligations under this Agreement which are to be performed or complied with by its by the Closing Date;

     (c)  The  Vendor  shall  deliver  to  Whistler:

          (i) satisfactory documentation evidencing the sale and transfer of the Property to Whistler in a form necessary for Whistler to record its interest in the

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                                       5

               Property  with  the  Clark County
               Recorder's  Office;

          (ii) an executed copy of the Pooling Agreement attached hereto as Schedule "B";

          (iii) a letter from the Commercial Federal Bank consenting to the sale of the Property to Whistler;

          (iv) written confirmation from Salim Rana that he will continue to personally guarantee the mortgage held by Commercial Federal Bank; and

          (v) a copy of resolutions of the Vendor's Board of Directors authorizing the sale of the Property, the delivery of the documents described in this subparagraph and the execution of the Pooling Agreement attached hereto as Schedule "B".

8.          FURTHER  ASSURANCES

          The parties hereto covenant and agree to do such further acts and execute and deliver all such further deeds and documents as shall be reasonably required in order to fully perform and carry out the terms and intent of this Agreement.

9.          ENTIRE  AGREEMENT

          This Agreement constitutes the entire agreement to date between the parties hereto and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the parties with respect to the subject of this Agreement.

10.          TIME  OF  ESSENCE

          Time  shall  be  of  the  essence  of  this  Agreement.

11.          TITLES

          The titles to the respective sections hereof shall not be deemed a part of this Agreement but shall be regarded as having been used for convenience only.

12.          CURRENCY

          All funds referred to under the terms of this Agreement shall be funds designated in the lawful currency of the United States of America.

13.          SEVERABILITY


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                                       6


          If any one or more of the provisions contained herein should be invalid, illegal or unenforceable in any respect in any jurisdictions, the validity, legality and enforceability of such provisions shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

14.          APPLICABLE  LAW

          The situs of the Agreement is Las Vegas, Nevada, and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with laws prevailing in the State of Nevada. The parties agree to attorn to the jurisdiction of the Courts of the State of Nevada.

15.          ENUREMENT

          This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

          IN WITNESS WHEREOF this Agreement has been executed as of the day and year first above written.

SALIM S. RANA INVESTMENTS CORP.           WHISTLER  INVESTMENTS, INC.

per: /s/ Salim S. Rana                    per: /s/ Stacey Fling
_______________________________           _________________________________
Salim S. Rana                                 Authorized  Signatory